UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2026

Guardian Pharmacy Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-42284	87-3627139
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Galleria Parkway SE Suite 800
Atlanta, Georgia	30339
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (404) 810-0089

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	GRDN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Guardian Pharmacy Services, Inc. (the “Company”) held the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) on May 5, 2026. Set forth below are the final voting results for each of the proposals submitted to a vote of the stockholders at the Annual Meeting.

Proposal 1 – Election of Class II Directors

The stockholders of the Company elected to the Company’s Board of Directors each of the Class II director nominees named below, to hold office until the Company’s annual meeting of stockholders to be held in 2029 and until their respective successors are duly elected and qualified. The voting results were as follows:

	FOR	WITHHOLD	BROKER NON-VOTES
John Ackerman	44,674,937	9,584,243	909,843
Randall Lewis	44,821,861	9,437,319	909,843

Proposal 2 – Approval, on a Non-Binding Advisory Basis, of the Compensation of the Company’s Named Executive Officers

The stockholders of the Company approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers as described in the proxy statement for the Annual Meeting. The voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
53,758,195	500,207	778	909,843

Proposal 3 – Approval, on a Non-Binding Advisory Basis, of the Frequency of the Company’s Future Advisory Votes to Approve the Compensation of the Company’s Named Executive Officers

The stockholders of the Company approved, on a non-binding advisory basis, a one-year frequency for the Company’s future advisory votes to approve the compensation of the Company’s named executive officers. The voting results were as follows:

1 YEAR	2 YEARS	3 YEARS	ABSTAIN
52,068,050	462,404	1,728,539	187

In light of these voting results and in accordance with the previous recommendation of the Company’s Board of Directors, the Company has determined that the Company will hold future advisory votes regarding the compensation of the Company’s named executive officers on an annual basis.

Proposal 4 – Ratification of Appointment of Independent Registered Public Accounting Firm

The stockholders of the Company ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2026. The voting results were as follows:

FOR	AGAINST	ABSTAIN
55,073,124	91,887	4,012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUARDIAN PHARMACY SERVICES, INC.

Date: May 7, 2026	By:	/s/ David K. Morris
	Name:	David K. Morris
	Title:	Executive Vice President and Chief Financial Officer